COMMON STOCK

| NUMBER | SHARES |
| --- | --- |
| 000 | 0,000 |

# INFOBIONICS, Inc.

**This Certifies that XYZ Example Shareholder** *is the* Registered holder of **Zero Thousand Zero Hundred Zero** shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

**In Witness Whereof,** the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this Month XXst day of 200X A.D.

*Mati Liiste*
*Corporate Secretary*

*John Bjelland*
*Chief Executive Officer & Chairman*

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT OR TO AN AFFILIATE.

*For Value Received,* ______ *hereby sell, assign and transfer*

*unto* ____________________________________________

____________________________________________ *Shares*

*represented by the within Certificate, and do hereby irrevocably constitute and*

*appoint* ______________________________ *Attorney to transfer the said*

*Shares on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ____________________

*In presence of*

______________________ ______________________

Notice: 1.The signature of this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Note 2: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT OR TO AN AFFILIATE.